Exhibit (h.2)

EXHIBIT A

BTC Recipients

I. BTC FUNDS

iShares, Inc.

iShares Asia/Pacific Dividend ETF

iShares Core MSCI Emerging Markets ETF

iShares Currency Hedged MSCI EM Minimum Volatility ETF

iShares Currency Hedged MSCI Emerging Markets ETF

iShares Emerging Markets Corporate Bond ETF

iShares Emerging Markets Dividend ETF

iShares Emerging Markets High Yield Bond ETF

iShares Emerging Markets Local Currency Bond ETF

iShares International High Yield Bond ETF

iShares Global High Yield Corporate Bond ETF

iShares Latin America Bond ETF

iShares MSCI All Country World Minimum Volatility ETF

iShares MSCI Australia ETF

iShares MSCI Austria Capped ETF

iShares MSCI Belgium Capped ETF

iShares MSCI Brazil Capped ETF

iShares MSCI BRIC ETF

iShares MSCI Canada ETF

iShares MSCI Chile Capped ETF

iShares MSCI Colombia Capped ETF

iShares MSCI Emerging Markets Asia ETF

iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets Horizon ETF

iShares MSCI Emerging Markets Minimum Volatility ETF

iShares MSCI Emerging Markets Small-Cap ETF

iShares MSCI Emerging Workforce ETF

iShares MSCI Eurozone ETF

iShares MSCI France ETF

iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF

iShares MSCI Israel Capped ETF

iShares MSCI Italy Capped ETF

iShares MSCI Japan ETF

iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia ETF

iShares MSCI Mexico Capped ETF

iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Russia Capped ETF

iShares MSCI Singapore ETF

iShares MSCI South Africa ETF

iShares MSCI South Korea Capped ETF
iShares MSCI Spain Capped ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland Capped ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand Capped ETF
iShares MSCI Turkey ETF
iShares MSCI USA Equal Weighted ETF iShares MSCI World ETF

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF
iShares 0-5 Year Investment Grade Corporate Bond ETF
iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year Credit Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Credit Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares Aaa - A Rated Corporate Bond ETF iShares Agency Bond ETF
iShares Asia 50 ETF
iShares B - Ca Rated Corporate Bond ETF iShares Baa - Ba Rated Corporate Bond ETF iShares California AMT-Free Muni Bond ETF
iShares China Large-Cap ETF
iShares CMBS ETF
iShares Cohen & Steers REIT ETF
iShares Convertible Bond ETF
iShares Core 1-5 Year USD Bond ETF
iShares Core 10+ Year USD Bond ETF
iShares Core Aggressive Allocation ETF
iShares Core Conservative Allocation ETF iShares Core Dividend Growth ETF

iShares Core GNMA Bond ETF

iShares Core Growth Allocation ETF

iShares Core High Dividend ETF

iShares Core Moderate Allocation ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. Credit Bond ETF

iShares Core U.S. Growth ETF

iShares Core U.S. Treasury Bond ETF

iShares Core U.S. Value ETF

iShares Currency Hedged International High Yield Bond ETF

iShares Currency Hedged JPX-Nikkei 400 ETF
iShares Currency Hedged MSCI ACWI ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI ACWI Minimum Volatility ETF
iShares Currency Hedged MSCI Australia ETF
iShares Currency Hedged MSCI Canada ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Minimum Volatility ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Europe Minimum Volatility ETF
iShares Currency Hedged MSCI Europe Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Germany ETF
iShares Currency Hedged MSCI Italy ETF
iShares Currency Hedged MSCI Japan ETF
iShares Currency Hedged MSCI Mexico ETF
iShares Currency Hedged MSCI South Korea ETF
iShares Currency Hedged MSCI Spain ETF
iShares Currency Hedged MSCI Switzerland ETF
iShares Currency Hedged MSCI United Kingdom ETF
iShares Dow Jones U.S. ETF
iShares Emerging Markets Infrastructure ETF
iShares Europe Developed Real Estate ETF
iShares Europe ETF
iShares Exponential Technologies ETF
iShares FactorSelect MSCI Global ETF
iShares FactorSelect MSCI International ETF
iShares FactorSelect MSCI Intl Small-Cap ETF
iShares FactorSelect MSCI USA ETF
iShares FactorSelect MSCI USA Small-Cap ETF
iShares Floating Rate Bond ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Inflation-Linked Bond ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF

iShares Global Telecom ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares Government/Credit Bond ETF
iShares Human Rights ETF
iShares iBonds Dec 2016 Corporate ETF
iShares iBonds Dec 2017 Corporate ETF
iShares iBonds Dec 2018 Corporate ETF
iShares iBonds Dec 2019 Corporate ETF
iShares iBonds Dec 2020 Corporate ETF
iShares iBonds Dec 2021 AMT-Free Muni Bond ETF
iShares iBonds Dec 2021 Corporate ETF
iShares iBonds Dec 2022 AMT-Free Muni Bond ETF
iShares iBonds Dec 2022 Corporate ETF
iShares iBonds Dec 2023 Corporate ETF
iShares iBonds Dec 2024 Corporate ETF
iShares iBonds Dec 2025 Corporate ETF
iShares iBonds Mar 2016 Corporate ETF
iShares iBonds Mar 2018 Corporate ETF
iShares iBonds Mar 2020 Corporate ETF
iShares iBonds Mar 2023 Corporate ETF
iShares iBonds Mar 2016 Corporate ex-Financials ETF
iShares iBonds Mar 2018 Corporate ex-Financials ETF
iShares iBonds Mar 2020 Corporate ex-Financials ETF
iShares iBonds Mar 2023 Corporate ex-Financials ETF
iShares iBonds Sep 2016 AMT-Free Muni Bond ETF
iShares iBonds Sep 2017 AMT-Free Muni Bond ETF
iShares iBonds Sep 2018 AMT-Free Muni Bond ETF
iShares iBonds Sep 2019 AMT-Free Muni Bond ETF
iShares iBonds Sep 2020 AMT-Free Muni Bond ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Intermediate Credit Bond ETF
iShares Intermediate Government/Credit Bond ETF
iShares International Developed Property ETF
iShares International Developed Real Estate ETF
iShares International Inflation-Linked Bond ETF
iShares International Preferred Stock ETF
iShares International Select Dividend ETF
iShares International Treasury Bond ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares JPX-Nikkei 400 ETF
iShares Latin America 40 ETF
iShares MBS ETF
iShares Micro-Cap ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Mortgage Real Estate Capped ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI All Peru Capped ETF iShares MSCI Asia ex Japan Minimum Volatility ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF iShares MSCI Denmark Capped ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Emerging Markets Latin America ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Minimum Volatility ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland Capped ETF iShares MSCI Germany Small-Cap ETF iShares MSCI India ETF iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF iShares MSCI International Developed Momentum Factor ETF iShares MSCI International Developed Quality Factor ETF
iShares MSCI International Developed Size Factor ETF
iShares MSCI International Developed Value Factor ETF
iShares MSCI Ireland Capped ETF
iShares MSCI Japan Minimum Volatility ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI Kokusai ETF
iShares MSCI New Zealand Capped ETF iShares MSCI Norway Capped ETF
iShares MSCI Philippines ETF
iShares MSCI Poland Capped ETF
iShares MSCI Qatar Capped ETF
iShares MSCI Saudi Arabia Capped ETF
iShares MSCI UAE Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA ESG Select ETF
iShares MSCI USA Minimum Volatility ETF
iShares MSCI USA Momentum Factor ETF

iShares MSCI USA Quality Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Value Factor ETF
iShares Nasdaq Biotechnology ETF
iShares National AMT-Free Muni Bond ETF
iShares New York AMT-Free Muni Bond ETF
iShares North American Natural Resources ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares North American Tech-Software ETF
iShares PHLX Semiconductor ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Short Treasury Bond ETF
iShares Short-Term National AMT-Free Muni Bond ETF
iShares TIPS Bond ETF
iShares Transportation Average ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers ETF iShares U.S. CapEx ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Preferred Stock ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Utilities ETF
iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Commodities Select Strategy ETF
iShares Enhanced International Large-Cap ETF
iShares Enhanced International Small-Cap ETF
iShares Enhanced U.S. Large-Cap ETF
iShares Enhanced U.S. Small-Cap ETF
iShares Interest Rate Hedged 10+ Year Credit Bond ETF
iShares Interest Rate Hedged Corporate Bond ETF
iShares Interest Rate Hedged Emerging Markets Bond ETF
iShares Interest Rate Hedged High Yield Bond ETF
iShares Short Maturity Bond ETF iShares Short Maturity Municipal Bond ETF
iShares Ultra Short-Term Bond ETF
iShares U.S. Fixed Income Balanced Risk ETF